Exhibit 10.3

AMENDMENT TO SALARY CONTINUATION AGREEMENT

This Amendment to Salary Continuation Agreement (this “Amendment”), by and between Insurers Administrative Corporation, an Arizona corporation (the “Company”), and Mr. Scott M. Wood, an individual resident in the State of Arizona (“Executive”), is made as of December 31, 2008.

Recitals

A.

The Company and Executive are parties to that certain Salary Continuation Agreement, dated as of January 31, 2006 (the “Agreement”).

B.

The Company’s corporate parent and Executive, inter alia, are parties to that certain Indemnity Agreement, dated as of May 16, 2008 (the “Indemnity Agreement.”).

C.

In partial satisfaction of Executive’s obligations under the Indemnity Agreement, the Company and Executive desire to amend and supplement the Agreement as set forth in this Amendment.

Terms and Conditions

In consideration of the mutual covenants contained herein, along with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Acceleration, Vesting, Termination and Surrender

1.1.

Acceleration and Vesting.  The benefit set forth in Section 3 of the Agreement is hereby immediately accelerated, the conditions in connection with same are hereby waived and Executive is hereby fully vested in such benefit, payable to Executive pursuant to the terms of Section 3 of the Agreement upon Executive’s attainment of age 65 (the “Vested Benefit”).

1.2.

Termination.  Immediately following the acceleration and vesting set forth above, the Agreement, and each and every provision thereof, is hereby terminated and of no further force or effect.

1.3.

Surrender of Benefit.  Executive hereby immediately surrenders, waives, forever renounces and discharges any and all claims in connection with, and agrees to the termination of, the Vested Benefit, all in consideration of and in connection with his obligations to the Company and its affiliates under the Indemnity Agreement.

2.

General Provisions

2.1.

Governing Law.  The laws of the State of Arizona (without giving effect to its conflict of laws principles) will govern all matters arising out of or relating to this Amendment and the transactions it contemplates, including, without limitation, its interpretation, construction, performance and enforcement.

2.2.

Amendments.  The parties hereto may amend this Amendment only by a written agreement of all the parties hereto that identifies itself as an amendment to this Amendment.

2.3.

Severability.  If any provision of this Amendment is determined to be invalid, illegal or unenforceable, the remaining provisions of this Amendment shall remain in full force and effect, so long

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as the essential terms and conditions of this Amendment for each party hereto remain valid, binding and enforceable.

2.4.

Entire Agreement.  Except as expressly stated in this Amendment or in the Agreement: this Amendment constitutes the final agreement among the parties hereto relating to the subject matter hereof.

2.5.

Counterparts.  The parties hereto may execute this Amendment in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement.  The signatures of all of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Amendment in the presence of the other parties to this Amendment.  This Amendment is effective upon delivery of one executed counterpart from each party hereto to each other party.

2.6.

Third-Party Beneficiaries.   This Amendment does not, and is not intended to, confer any rights or remedies upon any person other than the signatories.

[Signature page follows.]

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THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, have executed this Amendment as of the date first set forth above.

Insurers Administrative Corporation, an Arizona corporation By: /s/ Adam C. Vandervoort Name: Mr. Adam C. Vandervoort Title: Senior Vice President
c/o Independence Holding Company 485 Madison Avenue, 14th Floor New York, New York 10022 Attn: General Counsel Telephone No.: (212) 355-4141 Facsimile No.: (212) 754-3346
Mr. Scott M. Wood, an individual resident in the State of Arizona /s/ Mr. Scott M. Wood
2101 West Peoria Avenue Suite 100 Phoenix, Arizona 85029 Telephone No.: (602) 906-6221 Facsimile No.: (602) 906-6377

[Signature Page to Amendment to Salary Continuation Agreement]